FIRST EAGLE FUNDS

First Eagle Global Income Builder Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED JULY 19, 2016
TO PROSPECTUS DATED MARCH 1, 2016

This Supplement is intended to highlight certain changes to the Prospectus dated March 1, 2016. Please review these matters carefully.

Kimball Brooker, Jr., Robert Hordon, Edward Meigs and Sean Slein are the Portfolio Managers for First Eagle Global Income Builder Fund.

Giorgio Caputo is no longer a member of the portfolio management team for the Fund and will be leaving First Eagle Investment Management, LLC. Please disregard any references to Mr. Caputo in this Prospectus.

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The information in this Supplement modifies the First Eagle Funds’ Prospectus dated March 1, 2016. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the inside front cover and in those sections of the Prospectus entitled “Summary Information about the Global Income Builder Fund-Our Management Team” and “The Adviser”.